cerecor

Corporate Highlights
30th Annual Piper Jaffray Healthcare Conference
Lotte New York Palace, New York

November 27th, 2018

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2018 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; the expansion of Cerecor’s drug portfolio, Cerecor’s ability to identify new indications for its current portfolio; and new product candidates that could be in-licensed, and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: risks associated with acquisitions, including the need to quickly and successfully integrate acquired assets and personnel; Cerecor’s cash position and the potential need for it to raise additional capital; reliance on key personnel, including Mr. Greenleaf; drug development costs and timing; and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2 Cerecor Inc.

Corporate Highlights • • Emerging clinical & early-stage pipeline Focus on orphan, neurological & pediatric indications • • Building a commercial capability Pediatric franchise generating positive cash flow • • Fully-integrated commercial and R&D organization New management team with proven track record 3 Transforming Cerecor Commercial Footprint Innovative Pipeline

Overview Management Team 1 Historical Milestones 2 3 Neurology & Pediatric Rare Disease Pipeline 4 Commercial Pediatric Portfolio 5 Strategic Growth Plans and Outlook 6 Financial Highlights 4

Management Team

Peter S. Greenleaf
President & CEO

20+ years industry experience
- Chairman and CEO, Sucampo Pharmaceuticals
- CEO, Histogenics Corporation
- President, MedImmune Ventures
- Manager, Centocor Biotech (Johnson & Johnson)

Matthew V. Phillips
Chief Commercial Officer

25+ years industry experience
- President and COO of Zylera Pharmaceuticals
- Executive Director, Victory Pharma
- Director, Eisai Co, Ltd.
- Account Manager, Dura Pharmaceuticals, Inc.

Joseph Miller
Chief Financial Officer

20+ years
- Vice President of Finance, Sucampo Pharmaceuticals
- Senior Director of Accounting, Qiagen
- Chief Financial Officer, Eppendorf 5Prime
- Certified Public Accountant

James A. Harrell
EVP Marketing, Investor Relations

25+ years industry experience
- Sr. Vice President | Principal The NSCI Group
- General Manager Specialty Pharmaceuticals, Covidien
- Vice President Marketing Pediatric Infectious Disease, MedImmune
- Sr. Director Marketing IMIDs, Centocor J&J Company
- Hospital Specialist, ATOD Rhone Poulenc Rorer

Dr. Pericles Calias
Chief Scientific Officer

20+ years industry experience
- V.P. Global CMC & Development, Sucampo Pharmaceuticals
- CSO, Pharming Group
- Sr. Director Rare CNS Diseases and Device Lead, Shire plc
- Sr. Director Drug Delivery and Chemistry, Eyetech Pharmaceuticals
- Ph.D., Tufts University, Bioorganic Chemistry

Patrick Crutcher
VP Business Development

8+years industry experience
- Chairman, President at Ichorion Therapeutics
- SVP, Business Development at Vyera Pharmaceuticals
- BD Analyst at Retrophin
- MSc, CPhil in Statistics, UCLA

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Historical Milestones 2017 2018 Acquisition TRx Pharma (Zylera) Acquisition Avadel (AVDL) Pediatric assets CERC-501 Acquired worldwide rights from Eli Lilly CERC-611 Acquired worldwide rights from Eli Lilly CERC-501 Sold to Janssen Acquisition Ichorion Rare Disease Pipeline CERC-301 Enters Phase 1 study for nOH 6 2013201420152016 CERC-301Cerecor IPO CERC-406October 15, 2015 Acquired worldwide rights of two NMDA receptors from Merck Management Change

Cerecor Evolution

Neurological Disorders	Pediatric Franchise	Pediatric Rare Diseases
Innovative Approaches to CNS Diseases	**FDA-Approved Products**	**505(b)(2) Assets & Platform Chemistry**
• CERC-301 • CERC-406 • CERC-501 • CERC-611	• Poly-Vi-Flor® | Tri-Vi-Flor® • Karbinal™ ER • AcipHex® Sprinkle™ • Cefaclor • Flexichamber™ • Millipred® | Veripred® • Ulesfia®	• CERC-801 • CERC-802 • CERC-803 • CERC-913
In-Licensed CNS Assets	**Capability & Cash Flow**	**Robust R&D Pipeline**

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Emerging Clinical & Early-Stage Pipeline Each program supported by Clinical and/or Genetic Validation Enabling Receptor antagonist Hypotension (nOH) COMT inhibitor (2nd Gen) symptoms of Parkinson’s Receptor antagonist epilepsy Syndrome (MDS) CERC-700(s) Four Additional 505(b)(2) Programs utilizing MicroPump and LiquiTime Dosing Technology are also within the pipeline being developed in conjunction with Avadel Pharmaceuticals in the area of Pediatrics 8 ProgramMechanism of ActionTarget IndicationLead OptIND-Phase 1 Neurology Division NCE CERC-301GluN2B selective, NMDANeurogenic Orthostatic CERC-406CNS-targeted, selectiveMotoric and non-motoric CERC-611TARP-8 dependent AMPAPartial onset seizures in Pediatric Division 505(b)(2) NCEs CERC-801D-Galactose replacementPGM1-CDG CERC-802D-Mannose replacementMPI-CDG CERC-803L-Fucose replacementSLC35C1-CDG NCE CERC-913Nucleoside replacementmtDNA Depletion

Market Potential 40M 500 500 250 50 CERC-301 CERC-406 CERC-611 CERC-801 CERC-802 CERC-803 CERC-913 MDS nOH Parkinson’s Disease Epilepsy PGM1-CDG MPI-CDG SLC35C1-CDG 9 1.9M Ultra Rare Pediatric Orphan Diseases 700k World-Wide Estimated Number of Patients

Upcoming Clinical Program Milestones

Multiple value generating inflection points over next 6 to 18 months

Program	Mechanism-of-Action	Milestone
Neurological Disorders		
CERC-301 Neurogenic Orthostatic Hypotension	NR2B selective NMDA receptor antagonist	Phase I Readout 1H19
CERC-406 Adjunct for Parkinson's Disease	CNS penetrant & selective COMT inhibitor	IND Filing 1H 2020
CERC-611 Partial Onset Seizures Epilepsy	TARP-γ8 dependent AMPA receptor antagonist	In Process
Pediatric / Metabolic Disorders		
CERC-801* Inborn Error of Metabolism (IEM)	Substrate replacement therapy PGM1-CDG	IND Filing 2019
CERC-802* Inborn Error of Metabolism (IEM)	Substrate replacement therapy MPI-CDG	IND Filing 2019
CERC-803* Inborn Error of Metabolism (IEM)	Substrate replacement therapy SLC35C1-CDG	IND Filing 1H 2020
CERC-913 Mitochondrial Disorder	ProTide nucleotide	IND Filing 2020

*505(b)(2) Pathway

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CERC-301

NR2B selective NMDA receptor antagonist for nOH

Initiated Phase 1 study of CERC-301 in Parkinson's patients diagnosed with neurogenic Orthostatic Hypotension (nOH)

nOH

- Characterized by a sudden drop in blood pressure upon standing
- Caused by autonomic vasoconstrictor failure, increasing risk of falls or injury
- Estimated less than 200,000 patients in the U.S. (ODD eligible)
- Only FDA-Approved therapy: Northera 2018 revs ~$260mm



CERC-301 Clinical Data

- Orally-available NR2B antagonist with established safety profile in >400 patients & HVs
- Multiple studies demonstrate rapid, robust & dose-dependent increase in Systolic Blood Pressure (SBP)


nOH
Multiple System Atrophy (MSA)
Parkinson's disease
Pure autonomic Failure (PAF)
Non-Diabetic neuropathy
Dopamine beta hydroxylase (DBH) deficiency

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CERC-406

COMT inhibitor for Parkinson's Disease

2nd generation, CNS selective COMT inhibitor to minimize toxicity & enhance efficacy seen with 1st generation therapies

- COMT drives the catabolism of dopamine and levodopa
- Inhibition of dopamine catabolism is used to treat CNS manifestations of Parkinson's Disease
- A CNS selective COMT inhibitor presents the opportunity to minimize systemic toxicity associated with 1st generation COMT inhibitors
- Targeted therapy with clinical biomarker


Polycystic Kidney Disease
Impulsivity
Addiction
COMT inhibition could serve as adjunct therapy for conditions driven by Dopamine deficiencies
Restless Leg Syndrome
Fibromyalgia
Transthyretin Associated Amyloidosis

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CERC-611

TARP-γ8 dependent AMPA receptor antagonist for partial onset seizures

Phase 1-ready candidate with therapeutic potential for partial onset seizures in patients with epilepsy

Significant Unmet Need

- Epilepsy affects over 65 million patients worldwide
- 30%-40% of patients refractory; high degree of poly-pharmacy common
- All anti-seizure drugs have side effects (e.g. motoric) limiting use and the timely achievement of therapeutic dose levels

Unique Mechanism of Action

- AMPA receptors mediate fast synaptic neurotransmission within the CNS and are a proven target for anti-seizure efficacy
- CERC-611 is the first known AMPA receptor antagonist that selectively targets the hippocampus
- CERC-611 shows lack of motoric impairment at efficacious exposures in animal models of epilepsy

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CERC-800's

Substrate replacement therapies for CDGs

cerecor

Oral, small molecule, genetically-targeted therapies

CERC-801 — **Multi-system disease manifestation in PGM1-CDG**
D-Galactose leads to significant improvement in key clinical symptoms

CERC-802 — **Life-threatening gastrointestinal disorder in MPI-CDG**
D-Mannose rapidly resolves hematological & intestinal abnormalities

CERC-803 — **Immunodeficiency with CNS impairment in SLC35C1-CDG**
L-Fucose normalizes cell counts & reduces infection risk

Ultra-orphan IEMs with serious and life-threatening medical needs

- <500 patients WW per indication
- High pediatric morbidity & mortality
- No approved treatments
- Documented efficacy & safety
- Clinical symptoms improve rapidly
- Reduced nonclinical requirements

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CERC-800’s Substrate replacement therapies for CDGs Congenital Disorders of Glycosylation (CDGs): Monogenic disorders resulting in glycosylation defects with broad clinical spectrum D-Galactose CERC-801 D-Mannose CERC-802 L-Fucose CERC-803 505(b)(2) NDA Pathway NCE 5-yrs Exclusivity ODD 7-yrs Exclusivity Priority Review Voucher EMA ODD 10-yrs Exclusivity 15 Eligibility801802803

CERC-913

ProTide Nucleotide for Mitochondrial DNA Depletion Syndrome (MDS)

Overcome key limitations of direct substrate replacement: stability, permeability & kinase bypass extracellular
intracellular
Substrate
CERC-913
Substrate Monophosphate
Unstable in plasma
Low permeability
Active Transport
Loss of function
Phenotypic Rescue
passive diffusion
intracellular activation
Stable in plasma
Good permeability

CERC-913 Attributes

- Proof-of-concept in patient-derived & animal-based disease models
- ProTide similar to advanced clinical candidates & approved drugs
- Metabolite ID & PK profile in dog support translational PKPD

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Overview Management Team 1 Historical Milestones 2 3 Neurology & Pediatric Rare Disease Pipeline 4 Commercial Pediatric Portfolio 5 Strategic Growth Plans and Outlook 6 Financial Highlights 17

Building Commercial Capabilities in Pediatrics ~50% of the Overall Market Potential Covered with 32 Territories Sales Force Expansion Underway to Increase SOV • • • • • • • • • 1 Chief Commercial Officer 1 EVP Marketing & Investor Relations 1 Director of Sales 3 Regional Sales Managers 1 Director of Sales Training and Operations 1 Director of Trade Sales and Operations 1 Institutional Sales Manager 1 Sales Analyst 32 Territory Managers Expanding to 44 • • • • 3 Focused / 8 Promoted Products Territory Expansion Underway Cloud-based CRM System Novel SICP 18

Pediatric Franchise with Eight Product Lines 19 Avadel Pediatric Assets TRX Pharmaceuticals

Why Pediatrics? Pediatrics Represents a Focused, Defined and Specific Patient Population Treated by One Specialty Segment 1. 2. 3. 4. 5. 6. 7. 8. Routine Child Health Examination Acute Upper Respiratory Infection Otitis Media Acute Pharyngitis Asthma Follow-up Exam Allergic Rhinitis Sinusitis 9. 10. 11. 12. 13. 14. 15. 16. Dermatitis Attention-Deficit / Hyperactivity Disorder Cough Viral Infection Streptococcal Sore Throat Bronchitis Conjunctivitis Esophageal Reflux 17. 18. 19. 20. 21. 22. 23. 24. Influenza with Respiratory Manif. Gastroenteritis / Colitis Fever Constipation Vaccination Abdominal Pain Viral Diseases Pneumonia ICD-10-CM codes are displayed as 24 code categories that include the 25 diagnoses from the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM) list (2 otitis media codes were included in ICD-9-CM). 20 1. AAP pediatric coding newsletter coding.aap.org August 2013 Top 25 Pediatric Codes 2013 AAP Pediatric Coding Newsletter1 Our Existing Pediatric Product Portfolio Treats Nearly 75% of the Top 25 Pediatric Diagnosis Codes

Net Product Sales FY18 Net Sales Guidance = $18 to $20 million 21 Net Product Sales Last 4 QTR Trend (in $000’s)

Balance Sheet 22 Total Assets Trend Analysis (in $000’s) Cash Trend Analysis (in $000’s)

2019 Growth Plans 1 3 2 CERC-301 CERC-406 CERC-611 CERC-801 CERC-802 CERC-803 CERC-913 Acquire/in-license commercial-ready or marketed asset(s) Acquire/in-license complimentary pipeline assets Grow Market Share Expand Commercial Footprint 23 Advance Pipeline Accelerate Business Development Activity Build Commercial Excellence

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